                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

                             Dated February 8, 2005

                                      From

                         The Grantors referred to herein

                                   as Grantors

                                       to

                              BANK OF AMERICA, N.A.

                             as Administrative Agent

Del Monte Security Agreement

                               TABLE OF CONTENTS

SECTION                                                                     PAGE
Section 1.     Grant of Security..........................................    2

Section 2.     Security for Obligations...................................    7

Section 3.     Grantors Remain Liable.....................................    7

Section 4.     Delivery and Control of Security Collateral................    7

Section 5.     Maintaining the Account Collateral.........................    9

Section 6.     Investing of Amounts in the Cash Collateral Account........    9

Section 7.     Maintaining Electronic Chattel Paper, Transferable Records
               and Letter-of-Credit Rights and Giving Notice of
               Commercial Tort Claims.....................................   10

Section 8.     Representations and Warranties.............................   10

Section 9.     Further Assurances.........................................   15

Section 10.    As to Equipment and Inventory..............................   16

Section 11.    Insurance..................................................   16

Section 12.    Post-Closing Changes; Bailees; Collections on
               Assigned Agreements, Receivables and Related Contracts.....   17

Section 13.    As to Intellectual Property Collateral.....................   19

Section 14.    Voting Rights; Dividends; Etc..............................   20

Section 15.    As to the Assigned Agreements..............................   21

Section 16.    Payments Under the Assigned Agreements.....................   21

Section 17.    As to Letter-of-Credit Rights..............................   21

Section 18.    Transfers and Other Liens; Additional Shares...............   22

Section 19.    Administrative Agent Appointed Attorney-in-Fact............   22

Section 20.    Administrative Agent May Perform...........................   22

Section 21.    The Administrative Agent's Duties..........................   22

Section 22.    Remedies...................................................   23

Section 23.    Indemnity and Expenses.....................................   25

Section 24.    Amendments; Waivers; Additional Grantors; Etc..............   26

Del Monte Security Agreement

Section 25.    Notices, Etc...............................................   27

Section 26.    Continuing Security Interest; Assignments Under
               the Credit Agreement.......................................   27

Section 27.    Release; Termination.......................................   28

Section 28.    Execution in Counterparts..................................   28

Section 29.    The Mortgages..............................................   29

Section 30.    Governing Law..............................................   30

Schedule I    -   Location, Chief Executive Office, Place Where Agreements Are
                  Maintained, Type of Organization, Jurisdiction of Organization and Organizational Identification Number

Schedule II   -   Pledged Equity and Pledged Debt

Schedule III  -   Locations of Equipment and Inventory

Schedule IV   -   Changes in Name, Location, Etc.

Schedule V    -   Patents, Trademarks and Trade Names, Copyrights and IP
                  Agreements

Schedule VI   -   Securities Accounts and Commodity Accounts

Schedule VII  -   Commercial Tort Claims

Schedule VIII -   Letters of Credit

Exhibits

Exhibit A     -   Form of Security Agreement Supplement

Exhibit B     -   Form of Consent and Agreement

Exhibit C     -   Form of Securities Account Control Agreement

Exhibit D     -   Form of Commodity Account Control Agreement

Exhibit E     -   Form of Intellectual Property Security Agreement

Exhibit F     -   Form of Intellectual Property Security Agreement Supplement

Exhibit G     -   Form of Consent to Assignment of Letter of Credit Rights

Del Monte Security Agreement

                               SECURITY AGREEMENT

            SECURITY AGREEMENT dated February 8, 2005 made by DEL MONTE CORPORATION, a Delaware corporation (the "COMPANY"), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section
24) (the Company, the Persons so listed and the Additional Grantors being, collectively, the "GRANTORS"), to BANK OF AMERICA, N.A. ("BANK OF AMERICA"), as administrative agent (in such capacity, together with any successor administrative agent appointed pursuant to Article IX of the Credit Agreement (as hereinafter defined), the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Credit Agreement).

            PRELIMINARY STATEMENTS.

            (1) The Company has entered into a Credit Agreement, dated as of February 8, 2005 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"), with the Lenders and the Agents (each as defined therein).

            (2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in the Collateral (as hereinafter defined).

            (3) Each Grantor is the owner of the shares of stock or other Equity Interests (the "INITIAL PLEDGED EQUITY") set forth opposite such Grantor's name on and as otherwise described in Part I of Schedule II hereto and issued by the Persons named therein and of the indebtedness (the "INITIAL PLEDGED DEBT") set forth opposite such Grantor's name on and as otherwise described in Part II of Schedule II hereto and issued by the obligors named therein.

            (4) Each Grantor has established (i) the securities accounts with the securities intermediaries identified on Part I of Schedule VI hereto (the "SECURITIES ACCOUNTS") and (ii) the commodities accounts with the commodity intermediaries identified on Part II of Schedule VI hereto (the "COMMODITY ACCOUNTS").

            (5) The Company has opened a collateral deposit account (the "CASH COLLATERAL ACCOUNT"), with Bank of America at its office in New York, New York in the name of the Administrative Agent and under the sole control and dominion of the Administrative Agent and subject to the terms of this Agreement.

            (6) The Company is the beneficiary under certain letters of credit as described in Schedule VIII.

            (7) It is a condition precedent to the making of Loans by the Lenders and the issuance of Letters of Credit by the L/C Issuer under the Credit Agreement and the entry into Secured Hedge Agreements by the Hedge Banks and the Cash Management Obligations by the Lenders from time to time that the Grantors shall have granted the security interest contemplated by this Agreement. Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

Del Monte Security Agreement

            (8) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and issue Letters of Credit under the Credit Agreement and to induce the Hedge Banks to enter into Secured Hedge Agreements and the Lenders to enter into Cash Management Obligations from time to time, each Grantor hereby agrees with the Administrative Agent for the ratable benefit of the Secured Parties as follows:

            Section 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"):

            (a) all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto, including, without limitation, computer programs and supporting information that constitute equipment within the meaning of the UCC (any and all such property being the "EQUIPMENT");

            (b) all inventory in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor, including, without limitation, computer programs and supporting information that constitute inventory within the meaning of the UCC (any and all such property being the "INVENTORY");

            (c) all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of

Del Monte Security Agreement
      credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "RECEIVABLES," and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the "RELATED CONTRACTS");

            (d)   the following (the "SECURITY COLLATERAL"):

                  (i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all warrants, rights or options issued thereon or with respect thereto;

                  (ii) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                  (iii) all additional shares of stock and other Equity
            Interests from time to time acquired by such Grantor in any manner, other than the Equity Interests in any Receivables Subsidiary or any Special Purpose Vehicle (such shares and other Equity Interests, together with the Initial Pledged Equity, being the "PLEDGED EQUITY"), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto;

                  (iv) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the "PLEDGED DEBT") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                  (v) each Securities Account, all security entitlements with respect to all financial assets from time to time credited to any Securities Account, and all financial assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such security entitlements or such financial assets and all warrants, rights or options issued thereon or with respect thereto;

Del Monte Security Agreement

                  (vi) each Commodities Account, all commodity contracts from time to time carried in any Commodities Account, and all value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such commodity contracts; and

                  (vii) all other investment property (including, without
            limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts,
            (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all warrants, rights or options issued thereon or with respect thereto;

      provided, that in the case of any voting Equity Interests (whether now owned or hereafter acquired by the relevant Grantor, such Equity Interests the "VOTING INTERESTS") in a Person organized under the laws of a jurisdiction other than the United States or any State thereof, the number of such Voting Interests in such Person pledged pursuant to this Agreement shall be limited to the lesser of (x) the total number of such Voting Interests owned by the applicable Grantor and (y) such number as, taken together with the Voting Interests in such Person pledged by other Grantors hereunder, shall equal 66% of the total number of such Voting Interests issued by such Person; provided further that notwithstanding the foregoing, the Lien granted pursuant to this Section 1 shall not in any way extend to or include and the definition of "COLLATERAL" and "SECURITY COLLATERAL" shall not include any Grantor's Equity Interests in Cahill Associates Limited Partnership, Cahill North LLC or Cahill South LLC 23 to the extent that any Organization Document of such Person prohibits the applicable Grantor from granting a Lien in the interest of such Grantor therein (the foregoing Equity Interests being collectively the "EXCLUDED INITIAL EQUITY INTERESTS"; provided further however that the Excluded Initial Equity Interests shall cease to be excluded from the Collateral and from the definitions of "COLLATERAL" and "SECURITY COLLATERAL" on the earlier of (I) the time that the prohibition of assignment or of the creation of a Lien in such Excluded Initial Equity Interests is no longer in effect or (II) the applicable Grantor has obtained the consent of any necessary parties under the terms of the relevant Organization Document to the assignment of, or creation of a Lien in such Excluded Initial Equity Interests.

            (e) the Tax Sharing Agreement and any certificate, opinion, document, instrument or other agreement delivered to such Grantor in connection with or pursuant to the Tax Sharing Agreement, the IP Agreements (as hereinafter defined), and each Secured Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or

Del Monte Security Agreement
      guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "AGREEMENT COLLATERAL");

            (f)   the following (collectively, the "ACCOUNT COLLATERAL"):

                  (i) the Cash Collateral Account and each other deposit account of any Grantor and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Account and such other deposit accounts;

                  (ii) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                  (iii) all interest, dividends, distributions, cash,
            instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

            (g) the following (collectively, the "INTELLECTUAL PROPERTY COLLATERAL"):

                  (i) all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto ("PATENTS");

                  (ii) all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby ("TRADEMARKS");

                  (iii) all copyrights, including, without limitation,
            copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered ("COPYRIGHTS");

                  (iv) all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files),

Del Monte Security Agreement
            firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing ("COMPUTER SOFTWARE");

                  (v) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, "TRADE SECRETS"), and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works;

                  (vi) all registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration set forth in
            Schedule V hereto (as such Schedule V may be supplemented from time to time by supplements to this Agreement, each such supplement being substantially in the form of Exhibit G hereto (an "IP SECURITY AGREEMENT SUPPLEMENT") executed by such Grantor to the Administrative Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

                  (vii) all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

                  (viii) all agreements, permits, consents, orders and
            franchises relating to the license, development, use or disclosure of any of the foregoing to which such Grantor, now or hereafter, is a party or a beneficiary, including, without limitation, the agreements set forth in Schedule V hereto ("IP AGREEMENTS"); and

                  (ix) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

            (h) all commercial tort claims described in Schedule VII hereto (collectively, together with any commercial tort claims as to which the Grantors have complied with the requirements of Section 7(c), the "COMMERCIAL TORT CLAIMS COLLATERAL");

            (i) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and

Del Monte Security Agreement

            (j) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 1 and this clause (j)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash.

Anything contained herein to the contrary notwithstanding, the term "Collateral" shall not include margin stock (within the meaning of Regulation U of the FRB).

            Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of (a) all Obligations of such Grantor now or hereafter existing under the Loan Documents and (b) all Cash Management Obligations owing to any Lender, in each case, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "SECURED OBLIGATIONS"). For purposes of this Agreement, the term "CASH MANAGEMENT BANK" means any Lender or Affiliate of a Lender in its capacity as a provider of cash management services to any Loan Party and the term "CASH MANAGEMENT OBLIGATIONS" means the Obligations of any Loan Party for cash management services that are provided by a Cash Management Bank.

            Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's interests in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            Section 4. Delivery and Control of Security Collateral. (a) All certificates or instruments evidencing an aggregate principal amount, taken together with all Security Collateral owned by the Grantors, in excess of $20,000,000 representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 14(a). In addition, the Administrative Agent shall have the right from and after the occurrence and during the continuance of an Event of Default at any

Del Monte Security Agreement
time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations. Also, the Administrative Agent shall have the right at any time from and after the occurrence and during the continuance of an Event of Default to convert Security Collateral consisting of financial assets credited to a Securities Account to Security Collateral consisting of financial assets held directly by the Administrative Agent, and to convert Security Collateral consisting of financial assets held directly by the Administrative Agent to Security Collateral consisting of financial assets credited to a Securities Account.

            (b) With respect to any Security Collateral with an aggregate fair market value, taken together with all Security Collateral owned by the Grantors, in excess of $20,000,000 in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof either (i) to register the Administrative Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Administrative Agent. With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

            (c) With respect to any Security Collateral with an aggregate fair market value, taken together with all Security Collateral owned by the Grantors, in excess of $20,000,000 in which any Grantor has any right, title or interest and that constitutes a security entitlement in which the Administrative Agent is not the entitlement holder, such Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Administrative Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with such Grantor and the Administrative Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Administrative Agent without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit C hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent (such agreement being a "SECURITIES ACCOUNT CONTROL AGREEMENT").

            (d) With respect to any Security Collateral with an aggregate fair market value, taken together with all Security Collateral owned by the Grantors, in excess of $20,000,000 in which any Grantor has any right, title or interest and that constitutes a commodity contract, such Grantor shall cause the commodity intermediary with respect to such commodity contract to agree in an authenticated record with such Grantor and the Administrative Agent that such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Administrative Agent without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit D hereto or otherwise in form and substance satisfactory to the Administrative Agent (such agreement being a "COMMODITY

Del Monte Security Agreement

ACCOUNT CONTROL AGREEMENT", and all such authenticated records, together with all Securities Account Control Agreements being, collectively, "SECURITY CONTROL AGREEMENTS").

            (e) No Grantor will change or add any securities intermediary or commodity intermediary that maintains any securities account or commodity account in which any of the Collateral is credited or carried, or change or add any such securities account or commodity account, in each case without first complying with the above provisions of this Section 4 in order to perfect the security interest granted hereunder in such Collateral.

            (f) Upon the request of the Administrative Agent upon the occurrence and during the continuance of an Event of Default, each Grantor will notify each issuer of Pledged Debt that such Pledged Debt is subject to the security interest granted hereunder.

            Section 5. Maintaining the Account Collateral. (a) So long as any Loan or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding and not cash collateralized in an amount equal to 105% of the face value thereof, any Secured Hedge Agreement shall be in effect or any Lender shall have any Commitment, the Borrower will maintain the Cash Collateral Account with Bank of America.

            (b) The Administrative Agent shall have sole right to direct the disposition of funds with respect to the Cash Collateral Account; and it shall be a term and condition of the Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Cash Collateral Account, that no amount (including, without limitation, interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the Cash Collateral Account.

            (c) The Administrative Agent may, at any time and without notice to, or consent from, the Grantor, transfer, or direct the transfer of, funds from the Cash Collateral Account to satisfy the Grantor's obligations under the Loan Documents if an Event of Default shall have occurred and be continuing.

            Section 6. Investing of Amounts in the Cash Collateral Account. The Administrative Agent will, subject to the provisions of Sections 5 and 22, from time to time (a) invest amounts received with respect to the Cash Collateral Account in such Cash Equivalents credited to (A) the Cash Collateral Account as the Borrower may select or (B) in the case of Cash Equivalents consisting of Securities Collateral, a securities account in which the Administrative Agent is the securities intermediary or a securities account subject to a Securities Account Control Agreement, and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited in the same manner. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in the Cash Collateral Account. In addition, the Administrative Agent shall have the right at any time to exchange such Cash Equivalents for similar Cash Equivalents of smaller or larger determinations, or for other Cash Equivalents, credited to the Cash Collateral Account, as the case may be.

Del Monte Security Agreement

            Section 7. Maintaining Electronic Chattel Paper, Transferable Records and Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims. So long as any Loan or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding (and not cash collateralized in an amount equal to 105% of the L/C Obligations then outstanding), any Secured Hedge Agreement shall be in effect or any Lender shall have any Commitment:

            (a) Each Grantor will maintain all (i) electronic chattel paper evidencing an aggregate principal amount, taken together with all other electronic chattel paper, all tangible chattel paper, the aggregate face amount of all letter of credit rights and the aggregate face amount of all letters of credit owned by the Grantors, in excess of $20,000,000 so that the Administrative Agent has control of the electronic chattel paper in excess of such amount in the manner specified in Section 9-105 of the UCC and (ii) all transferable records with an aggregate value, taken together with all items referred to in clause (i), in excess of $20,000,000, so that the Administrative Agent has control of the transferable records in excess of such amount in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record ("UETA" );

            (b) Each Grantor will maintain all letter-of-credit rights with an aggregate face amount, taken together with all other electronic chattel paper, all tangible chattel paper, the aggregate face amount of all letter of credit rights and the aggregate face amount of all letters of credit owned by the Grantors, in excess of $20,000,000 assigned to the Administrative Agent, including, without limitation, all letter-of-credit rights associated with the letters of credit described in Schedule VIII to the extent the aggregate amount of such letter-of-credit rights exceeds the foregoing limitation, so that the Administrative Agent has control of such letter-of-credit rights in the manner specified in Section 9-107 of the UCC; and

            (c) Each Grantor will immediately give notice to the Administrative Agent of any commercial tort claim that such Grantor has elected to prosecute and will promptly execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such commercial tort claim to the first priority security interest created under this Agreement.

            Section 8. Representations and Warranties. Each Grantor represents and warrants as follows:

            (a) As of the date hereof, such Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto. As of the date hereof, such Grantor has only the trade names, domain names and marks listed on Schedule V hereto. As of the date hereof, such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office in the state or jurisdiction set forth in Schedule I hereto. As of the date hereof, the information set forth in
      Schedule I hereto with respect to such Grantor is true and accurate in all material respects. Such Grantor has not previously changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or

Del Monte Security Agreement
      organizational identification number from those set forth in Schedule I hereto within the last five years prior to the date hereof, except as disclosed in Schedule IV hereto.

            (b) As of the date hereof, all of the Equipment and Inventory of such Grantor are located at the places specified therefor in Schedule III hereto. Within the 5 years preceding the execution of this Agreement, such Grantor has not previously changed the location of its Equipment and Inventory except as set forth in Schedule IV hereto. All Security Collateral consisting of certificated securities and instruments have been delivered to the Administrative Agent, to the extent required by Section 4 hereof. All originals of all tangible chattel paper evidencing an aggregate principal amount, taken together with all other electronic chattel paper, all tangible chattel paper, the aggregate face amount of all letter of credit rights and the aggregate face amount of all letters of credit owned by the Grantors, in excess of $20,000,000 that evidence Receivables have been delivered to the Administrative Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Administrative Agent if so required by Section 4 hereof.

            (c) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or permitted by Section 7.01 of the Credit Agreement. No authorized and effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or, to such Grantor's knowledge, any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to the Loan Documents or as otherwise permitted by the Credit Agreement.

            (d) The Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non-assessable. With respect to the Pledged Equity that is an uncertificated security, to the extent required by Section 4 hereof, such Grantor has caused the issuer thereof either (i) to register the Administrative Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Grantor. If such Grantor is an issuer of Pledged Equity, such Grantor confirms that it has received notice of such security interest. To such Grantor's knowledge, the Pledged Debt pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered and is the legal, valid and binding obligation of the issuers thereof. To the extent such Pledged Debt is evidenced by one or more promissory notes and evidence aggregate obligations, taken together with all Security Collateral owned by the Grantors, in excess of $10,000,000, such notes have been delivered to the Administrative Agent. To each Grantor's knowledge, none of the Pledged Debt pledged by it is in default.

            (e) As of the date hereof, the Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto. As of the date hereof, the Initial Pledged Debt

Del Monte Security Agreement
      constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding in the principal amount indicated on Schedule II hereto.

            (f) All of the investment property owned by such Grantor as of the date hereof is listed on Schedule 5.08(e) to the Credit Agreement.

            (g) The Assigned Agreements to which such Grantor is a party have been duly authorized, executed and delivered by such Grantor and, to such Grantor's knowledge, by the counter-parties thereto.

            (h) Such Grantor is not a beneficiary or assignee under any letter of credit, other than the letters of credit described in Schedule VIII hereto, as such Schedule VIII may be amended from time to time, and legal, binding and enforceable Consents to Assignment of Letter of Credit Rights, in the form of the Consent to Assignment of Letter of Credit Rights attached hereto as Exhibit G, are in effect for each letter of credit that constitutes Collateral, except to the extent control over any such letter-of-credit right is not required by Section 7(b) hereof.

            (i) This Agreement creates in favor of the Administrative Agent for the benefit of the Secured Parties a valid security interest in the Collateral of such Grantor, securing the payment of the Secured Obligations. When UCC financing statements naming each Grantor, as debtor and the Administrative Agent, as secured party, and identifying the Collateral have been filed with the Secretary of State of the jurisdiction of incorporation of each Grantor, the security interest created under this Agreement shall constitute a perfected security interest in the Collateral described on such UCC financing statements to the extent that a security interest therein may be perfected by filing pursuant to the relevant UCC, prior to all other Liens and rights of others therein except for Liens permitted by Section 7.01 of the Credit Agreement.

            (j) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or, to any Grantor's knowledge, any other third party is required for (i) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor,
      (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, the recordation of the Intellectual Property Security Agreements referred to in Section 13(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office and the actions described in Section 4 with respect to Security Collateral or (iii) the exercise by the Administrative Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

            (k) The Inventory that has been produced or distributed by such Grantor has been produced in compliance with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

Del Monte Security Agreement

            (l)   As to itself and its Intellectual Property Collateral:

                  (i) To such Grantor's knowledge, the operation of such Grantor's business as currently conducted or as contemplated to be conducted and the use of the Intellectual Property Collateral in connection therewith do not conflict with, infringe, misappropriate, dilute, misuse or otherwise violate the intellectual property rights of any third party, except to the extent any such infringement, misappropriation, dilution, misuse or other violation could not reasonably be expected to result in a Material Adverse Effect.

                  (ii) Such Grantor is the exclusive owner of all right, title and interest in and to such Grantor's interests in the Intellectual Property Collateral, and is entitled to use all Intellectual Property Collateral subject only to the terms of the IP Agreements.

                  (iii) The Intellectual Property Collateral set forth on
            Schedule V hereto includes all of the registered patents, patent applications, domain names, trademark registrations and applications (excluding any intent-to-use trademark applications), copyright registrations and applications and material IP Agreements owned by such Grantor as of the date hereof.

                  (iv) The Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or in part, and to the best of such Grantor's knowledge, is valid and enforceable. Such Grantor is not aware of any uses of any item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable.

                  (v) Except for such items of Intellectual Property Collateral that such Grantor reasonably determines are no longer necessary for the operation of its business, such Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Intellectual Property Collateral in full force and effect throughout the United States, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office. Such Grantor has used proper statutory notice in connection with its use of each material patent, trademark and copyright in the Intellectual Property Collateral.

                  (vi) No claim, action, suit, investigation, litigation or proceeding has been asserted or is pending or to such Grantor's knowledge threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the Grantor's rights in or use of any of the Intellectual Property Collateral, (ii) alleging that the Grantor's rights in or use of the Intellectual Property Collateral or that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe, misappropriate, dilute, misuse or otherwise violate any patent, trademark, copyright or any other proprietary right

Del Monte Security Agreement
            of any third party, or (iii) alleging that the Intellectual Property Collateral is being licensed or sublicensed in violation or contravention of the terms of any license or other agreement and in any such case an adverse determination could reasonably be expected to result in a Material Adverse Effect. To such Grantor's knowledge, no Person is engaging in any activity that infringes, misappropriates, dilutes, misuses or otherwise violates the Intellectual Property Collateral or the Grantor's rights in or use thereof. Except as set forth on Schedule V hereto, as of the date hereof, such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Intellectual Property Collateral. The consummation of the transactions contemplated by the Loan Documents and the Related Documents will not result in the termination or material impairment of any of the Intellectual Property Collateral.

                  (vii) With respect to each IP Agreement that is material to the conduct of such Grantor's business: (A) to such Grantor's knowledge, such IP Agreement is valid and binding and in full force and effect and represents the entire agreement between the respective parties thereto with respect to the subject matter thereof; (B) such IP Agreement will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a material breach or default under such IP Agreement or otherwise give any party thereto a right to terminate such IP Agreement; (C) such Grantor has not received any notice of termination or cancellation under such IP Agreement; (D) such Grantor has not received any notice of a breach or default under such IP Agreement, which breach or default has not been cured; (E) such Grantor has not granted to any other third party any adverse rights under such IP Agreement; and (F) neither such Grantor nor to such Grantor's knowledge, any other party to such IP Agreement is in breach or default thereof in any material respect, and to such Grantor's knowledge, no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such IP Agreement.

                  (viii) To the best of such Grantor's knowledge, (A) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor's Intellectual Property Collateral.

                  (ix) No Grantor or Intellectual Property Collateral is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling

Del Monte Security Agreement
            restricting the use of any Intellectual Property Collateral or that would impair the validity or enforceability of such Intellectual Property Collateral.

            (m)   As of the date hereof, the Grantor has no commercial tort

      claims (as defined in Section 9-102(13) of the UCC) of which it is aware other than those listed in Schedule VII hereto.

            Section 9. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that the Administrative Agent may request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly, upon the request of the Administrative Agent, with respect to Collateral of such Grantor:
(i) to the extent required by the terms of Sections 4 through 8 hereof, inclusive, if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Administrative Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent; (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; provided, however, that no Grantor shall be required to undertake or cause to be undertaken on its behalf any actions in any foreign jurisdiction to perfect the security interest granted hereby in the securities of any foreign issuer unless requested to do so by the Administrative Agent pursuant to Section 6.12(c) of the Credit Agreement; (iii) deliver and pledge to the Administrative Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank to the extent required by Section 4 hereof; (iv) take all action necessary to ensure that the Administrative Agent has control of Collateral consisting of deposit accounts, electronic chattel paper, investment property, letter-of-credit rights and transferable records as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and in Section 16 of UETA, in each case, solely to the extent contemplated by Sections 4 through 8 hereof, inclusive (in the case of deposit accounts, solely to the extent required by Section 6.12(c) of the Credit Agreement); (v) at the request of the Administrative Agent following the occurrence and during the continuance of a Default, take all action to ensure that the Administrative Agent's security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership to the extent that such Collateral has a book value in excess of $250,000 or $1,000,000 in the aggregate for all such Collateral; (vi) at the request of the Administrative Agent if so required by Section 7 hereof, cause the Administrative Agent to be the beneficiary under all letters of credit that constitute Collateral with all rights of a transferee under Section 5-114(e) of the UCC; and (vii) deliver to the Administrative Agent evidence that all other action that the Administrative Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

Del Monte Security Agreement

            (b) Each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Administrative Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

            (c) Each Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

            Section 10. As to Equipment and Inventory. Each Grantor will promptly furnish to the Administrative Agent a statement respecting any loss or damage exceeding $5,000,000 to any of the Equipment or Inventory of such Grantor.

            Section 11. Insurance. (a) Each Grantor will, at its own expense, maintain with financially sound and reputable independent insurers, insurance with respect to the Equipment and Inventory of such Grantor against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons. Each policy for property damage insurance shall provide for all losses (except for losses of less than $5,000,000 per occurrence) to be paid directly to the Administrative Agent. Each such policy shall in addition (i) name such Grantor and the Administrative Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Administrative Agent) as their interests may appear, (ii) provide that there shall be no recourse against the Administrative Agent for payment of premiums or other amounts with respect thereto and (iii) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insurer. Each Grantor will, if so requested by the Administrative Agent, deliver to the Administrative Agent original or duplicate policies of such insurance and, as often as the Administrative Agent may reasonably request (which shall not be more often than once in any calendar year unless an Event of Default shall have occurred and be continuing), a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 10 and cause the insurers to acknowledge notice of such assignment.

            (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance.

Del Monte Security Agreement

            (c) So long as no Event of Default shall have occurred and be continuing, all insurance payments received by the Administrative Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Administrative Agent to the applicable Grantor for the repair, replacement or restoration thereof. Upon the occurrence and during the continuance of a Default under Section 8.01(a), (f) or (g) of the Credit Agreement or an Event of Default, to the extent that (i) the amount of any such insurance payments exceeds the cost of any such repair, replacement or restoration, or (ii) such insurance payments are not otherwise required by the applicable Grantor to complete any such repair, replacement or restoration required hereunder, the Administrative Agent will not be required to release the amount thereof to such Grantor and may hold or continue to hold such amount in the Cash Collateral Account as additional security for the Secured Obligations of such Grantor (except that the Administrative Agent will release to such Grantor any such amount if and to the extent that any prepayment of Obligations is required under the Credit Agreement in connection with the receipt of such amount and such prepayment has been made). Upon the occurrence and during the continuance of any Event of Default or the actual or constructive total loss (in excess of $5,000,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to the Administrative Agent and shall, in the Administrative Agent's sole discretion, (i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional collateral hereunder or applied as specified in Section 22(b).

            Section 12. Post-Closing Changes; Bailees; Collections on Assigned Agreements, Receivables and Related Contracts. (a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number or location (within the meaning of Section 9-307 of the UCC) from those set forth in Section 8(a) of this Agreement without first giving at least 30 days' prior written notice to the Administrative Agent (provided, that in the case of a change resulting from a merger not otherwise prohibited under the terms of the Credit Agreement, the notice may be given simultaneously with such merger) and taking all action required by the Administrative Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. Each Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Assigned Agreements and Related Contracts, and will permit representatives of the Administrative Agent at any time upon reasonable prior notice during normal business hours to inspect and make abstracts from such records and other documents. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Administrative Agent of such organizational identification number.

            (b) If any Collateral of any Grantor is at any time in the possession or control of a warehouseman, bailee or agent, and if the Administrative Agent so requests, such Grantor will (i) notify such warehouseman, bailee or agent of the security interest created hereunder and
(ii) instruct such warehouseman, bailee or agent to hold all such Collateral solely for the Administrative Agent's account, subject only to the Administrative Agent's instructions (which shall permit such Collateral to be removed by such Grantor in the ordinary course of business until the Administrative Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing).

Del Monte Security Agreement

            (c) Except as otherwise provided in this subsection (c), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related Contracts. In connection with such collections, such Grantor may take (and, at the Administrative Agent's written direction after the occurrence and during the continuance of a Default under Section 8.01(a), (f) or (g) of the Credit Agreement or an Event of Default, will take) such action as such Grantor or the Administrative Agent may deem necessary or advisable to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided, however, that the Administrative Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default, upon written notice to such Grantor of its intention to do so, to notify the account debtors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Administrative Agent and to direct such account debtors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Administrative Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be deposited in the Cash Collateral Account and either (A) released to such Grantor so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided in Section 22(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts to any other indebtedness or obligations of the account debtor or obligor thereof unless such Grantor deems such subordination advisable in the exercise of its reasonable business judgment.

Del Monte Security Agreement

            Section 13. As to Intellectual Property Collateral. (a) With respect to each item of its Intellectual Property Collateral that is material to the conduct of its business, each Grantor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each material patent, trademark, or copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Grantor shall, without the written consent of the Administrative Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect.

            (b) Each Grantor agrees promptly to notify the Administrative Agent if such Grantor becomes aware (i) that any item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Grantor's ownership of any of the Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral and, in each case, such occurrence could reasonably be expected to result in a Material Adverse Effect.

            (c) In the event that any Grantor becomes aware that any material item of the Intellectual Property Collateral is being infringed or misappropriated by a third party, such Grantor shall promptly notify the Administrative Agent and shall take such actions, at its expense, as such Grantor or the Administrative Agent deems reasonable and appropriate under the circumstances to protect or enforce such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

            (d) Each Grantor shall use proper statutory notice in connection with its use of each material item of its Intellectual Property Collateral. No Grantor shall do or permit any act or knowingly omit to do any act whereby any of its material Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

            (e) With respect to its registered Intellectual Property Collateral and applications therefor, each Grantor agrees to execute or otherwise authenticate an agreement, in

Del Monte Security Agreement
substantially the form set forth in Exhibit E hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent (an "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), for recording the security interest granted hereunder to the Administrative Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

            (f) Each Grantor agrees that should it obtain an ownership interest in any item of the type set forth in Section 1(g) that is not on the date hereof a part of the Intellectual Property Collateral ("AFTER-ACQUIRED INTELLECTUAL PROPERTY") (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. Within thirty (30) days after the end of each fiscal quarter, each Grantor shall give written notice to the Administrative Agent identifying the After-Acquired Intellectual Property acquired since the delivery of the last such report, and such Grantor shall contemporaneously therewith execute and deliver to the Administrative Agent with such written notice, or otherwise authenticate, an agreement substantially in the form of Exhibit F hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent (an "IP SECURITY AGREEMENT SUPPLEMENT") covering such After-Acquired Intellectual Property which IP Security Agreement Supplement shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

            Section 14. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

            (i) Each Grantor shall be entitled to exercise, in the use of its reasonable business judgment, any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose.

            (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents.

            (iii) The Administrative Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

            (b)   Upon the occurrence and during the continuance of an Event of
Default:

            (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant

Del Monte Security Agreement
      to Section 14(a)(i) shall, upon written notice to such Grantor by the Administrative Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall, upon written notice to such Grantor by the Administrative Agent, cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

            (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 14(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent as Security Collateral in the same form as so received (with any necessary indorsement).

            (iii) The Administrative Agent shall be authorized to send to each Securities Intermediary or Commodity Intermediary as defined in and under any Security Control Agreement a Notice of Exclusive Control as defined in and under such Security Control Agreement.

            Section 15. As to the Assigned Agreements. (a) Except to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect, each Grantor will at its expense perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect, enforce the Assigned Agreements to which it is a party in accordance with the terms thereof and take all such action to such end as may be reasonably requested from time to time by the Administrative Agent.

            (b) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Administrative Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

            Section 16. Payments Under the Assigned Agreements. (a) Each Grantor agrees that, after the occurrence of any payment default or after the Lenders have elected to exercise their remedies under Section 8.02 of the Credit Agreement, all payments due or to become due under or in connection with such Assigned Agreement will be made directly to the Cash Collateral Account.

            (b) All moneys received or collected pursuant to Section 16(a) above shall be applied as provided in Section 21(b).

            Section 17. As to Letter-of-Credit Rights. Upon the occurrence and during the continuance of an Event of Default, each Grantor will, promptly upon written request by the Administrative Agent, (i) notify (and such Grantor hereby authorizes the Administrative Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Administrative Agent hereunder and any payments due or to become due in respect thereof are to be made

Del Monte Security Agreement
directly to the Administrative Agent or its designee and (ii) arrange for the Administrative Agent to become the transferee beneficiary of letter of credit.

            Section 18. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion from and after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) if such Grantor has failed to do so, to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to
      Section 11,

            (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

            (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or
      (b) above, and

            (d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Administrative Agent with respect to any of the Collateral.

            Section 19. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor under Section 22.

            Section 20. The Administrative Agent's Duties. (a) The powers conferred on the Administrative Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

            (b) Anything contained herein to the contrary notwithstanding, the Administrative Agent may from time to time, when the Administrative Agent deems it to be

Del Monte Security Agreement
necessary, appoint one or more subagents (each a "SUBAGENT") for the Administrative Agent hereunder with respect to all or any part of the Collateral. In the event that the Administrative Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Administrative Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor,
(ii) such Subagent shall automatically be vested, in addition to the Administrative Agent, with all rights, powers, privileges, interests and remedies of the Administrative Agent hereunder with respect to such Collateral, and (iii) the term "Administrative Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Administrative Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Administrative Agent.

            Section 21. Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by

Del Monte Security Agreement
      announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) Any cash held by or on behalf of the Administrative Agent and all cash proceeds received by or on behalf of the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 22) by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

                  (i) first, paid to the Agents for any amounts then owing to the Agents pursuant to Section 11.04 of the Credit Agreement or otherwise under the Loan Documents, ratably in accordance with such respective amounts then owing to the Agents; and

                  (ii) second, ratably (A) paid to the Lenders and the Hedge Banks, respectively, for any amounts then owing to them, in their capacities as such, under the Loan Documents ratably in accordance with such respective amounts then owing to such Lenders and the Hedge Banks, provided that, for purposes of this Section 21, the amount owing to any such Hedge Bank pursuant to any Secured Hedge Agreement to which it is a party (other than any amount therefore accrued and unpaid) shall be deemed to be equal to the Swap Termination Value therefor and (B) deposited as Collateral in the Cash Collateral Account up to an amount equal to 105% of the aggregate Outstanding Amount of all outstanding L/C Obligations, provided further that in the event that any such Letter of Credit is drawn, the Administrative Agent shall pay to the Issuing Bank that issued such Letter of Credit the amount held in the Cash Collateral Account in respect of such Letter of Credit, provided further that, to the extent that any such Letter of Credit shall expire or terminate undrawn and as a result thereof the amount of the Collateral in the Cash Collateral Account shall exceed 105% of the aggregate Outstanding Amount of all then outstanding L/C Obligations, such excess amount of such Collateral shall be applied in accordance with the remaining order of priority set out in this
            Section 21(b).

      Any surplus of such cash or cash proceeds held by or on the behalf of the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

            (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement).

Del Monte Security Agreement

            (d) The Administrative Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

            (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Administrative Agent or its designee such Grantor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

            (f) The Administrative Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 21, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral any information in its possession relating to such Security Collateral.

            Section 22. Indemnity and Expenses. (a) Whether or not the transactions contemplated hereby are consummated, each Grantor shall indemnify and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, charges, expenses and disbursements (including the fees, charges and disbursements of any counsel for any Indemnitee) of any kind or nature whatsoever (excluding costs and expenses specifically referred to in Section 11.04) of the Credit Agreement which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of any Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with the execution, delivery, enforcement, performance or administration of this Agreement or any other agreement, letter or instrument delivered in connection with the transactions contemplated hereby or the consummation of the transactions contemplated hereby or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of any Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Indemnified Liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted directly and primarily from the gross negligence or willful misconduct of such Indemnified Person. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee have any liability for any indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the date hereof). In the case of an investigation, litigation or other proceeding to which the indemnity in this
Section 22 applies,

Del Monte Security Agreement
such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnitee or any other Person, whether or not an Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents are consummated. All amounts due under this Section 22 shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the resignation of any Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. Each Agent-Related Person and each Lender agrees that in the event that any investigation, litigation or proceeding is asserted or threatened in writing or instituted against it or any other Indemnitee, or any remedial, removal or response action which is requested of it or any other Indemnitee, for which any Agent-Related Person or Lender may desire indemnity or defense hereunder, such Agent-Related Person or such Lender shall notify the Company in writing of such event; provided that failure to so notify the Company shall not affect the right of any Agent-Related Person or Lender to seek indemnification under this Section.

            (b) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the other Secured Parties hereunder or
(iv) the failure by such Grantor to perform or observe any of the provisions hereof.

            Section 23. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

            (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "SECURITY AGREEMENT SUPPLEMENT"), such Person shall be referred to as an "ADDITIONAL GRANTOR" and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to the "Collateral" shall also mean and be a reference to the Collateral granted by such Additional Grantor and each reference in this Agreement to a Schedule shall also mean and be a reference to the schedules attached to such Security Agreement Supplement.

Del Monte Security Agreement

            Section 24. Notices, Etc. (a) Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered, if to any Grantor, addressed to it at the address, facsimile number or (subject to subsection (c) below), electronic mail address set forth opposite its name on the signature pages hereof, if to any Agent or any Lender, at its address, facsimile number or (subject to subsection (c) below), electronic mail address specified in Section 11.02 of the Credit Agreement, if to any Hedge Bank party to any Secured Hedge Agreement, at its address, facsimile number or (subject to subsection (c) below), electronic mail address specified in the Secured Hedge Agreement to which it is a party, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

            (b) Effectiveness of Facsimile Documents and Signatures. This Agreement may be transmitted and/or signed by facsimile. The effectiveness of such document and signatures shall, subject to applicable law, have the same force and effect as manually signed original and shall be binding on each Grantor. The Administrative Agent may also require that any such document and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

            (c) Limited Use of Electronic Mail. Notices and other communications to the Administrative Agent hereunder may be delivered or furnished by electronic communications (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent and each Grantor. The Administrative Agent or any Grantor may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

            Section 25. Continuing Security Interest; Assignments Under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of
(i) the payment in full in cash of the Secured Obligations (other than the Cash Management Obligations), (ii) the termination in full of the Commitments and
(iii) the termination or expiration of all Letters of Credit and all Secured Hedge Agreements (or, in the case of Letters of Credit, the cash collateralization thereof in an amount equal to 105% of the face value thereof),
(b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and

Del Monte Security Agreement
the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section
11.06 of the Credit Agreement.

            Section 26. Release; Termination. (a) (x) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), and (y) upon the occurrence of the Collateral Release Date, the Administrative Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that, in the case of a release pursuant to clause (x) above, (i) such Grantor shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents together with a form of release for execution by the Administrative Agent and (ii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.05 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Administrative Agent when and as required under Section 2.05 of the Credit Agreement. In addition, after December 31, 2005, the Administrative Agent agrees to release the security interest granted hereunder by those Grantors that are Subsidiaries of the Borrower, and to execute and deliver (at the Borrower's expense) all documents or other instruments that the Borrower shall reasonably request to evidence such termination and release, so long as at such time (x) no Default or Event of Default has occurred and is continuing, (y) no such Grantor qualifies as a Material Subsidiary and all such Grantors taken together as one entity would not qualify as a Material Subsidiary and (z) the guaranty of such Grantors in favor of the holders of any Subordinated Notes will be terminated simultaneously therewith, subject to receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower as to the satisfaction of the conditions set forth in the preceding clauses (x), (y) and (z), showing the calculations used in determining compliance with clause (y). Notwithstanding any other provision herein to the contrary, upon the consummation of any Qualified Receivables Transaction (including without limitation any sales, conveyances or other transfers of Receivables Program Assets thereunder), the security interest granted hereunder in any Receivables Program Assets subject to such Qualified Receivables Transaction shall be automatically released.

            (b) Upon the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the termination in full of the Commitments and (iii) the termination or expiration of all Letters of Credit and all Secured Hedge Agreements (or, in the case of Letters of Credit, the Cash Collateralization thereof in an amount equal to 105% of the face value thereof), the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Administrative Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

            Section 27. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Del Monte Security Agreement

            Section 28. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

Del Monte Security Agreement

            Section 29. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                      DEL MONTE CORPORATION

                                      By: /s/ Thomas E. Gibbons
                                          --------------------------------------
                                          Title: Senior Vice President and
                                          Treasurer

Address for Notices:                  DEL MONTE FOODS COMPANY
One Market @ The Landmark
San Francisco, CA  94105

                                      By: /s/ Thomas E. Gibbons
                                          --------------------------------------
                                          Title: Senior Vice President and
                                          Treasurer

Address for Notices:                  MIKE MAC IHC, INC.
One Market @ The Landmark
San Francisco, CA  94105

                                      By: /s/ Thomas E. Gibbons
                                          --------------------------------------
                                          Title: Vice President, Chief Financial
                                          and Treasurer

Address for Notices:                  STAR-KIST SAMOA, INC.
One Market @ The Landmark
San Francisco, CA  94105

                                      By: /s/ Thomas E. Gibbons
                                          --------------------------------------
                                          Title: Vice President, Chief Financial
                                          and Treasurer

Address for Notices:                  MARINE TRADING PACIFIC, INC.
One Market @ The Landmark
San Francisco, CA  94105

                                      By: /s/ Thomas E. Gibbons
                                          --------------------------------------
                                          Title: Vice President, Chief Financial
                                          and Treasurer

Del Monte Security Agreement

Address for Notices:                  STAR-KIST MAURITIUS, INC.
One Market @ The Landmark
San Francisco, CA  94105

                                      By: /s/ Thomas E. Gibbons
                                          --------------------------------------
                                          Title: Vice President, Chief Financial
                                          and Treasurer

Del Monte Security Agreement

                                                               SCHEDULE I TO THE
                                                              SECURITY AGREEMENT

          LOCATION, CHIEF EXECUTIVE OFFICE, PLACE WHERE AGREEMENTS ARE
       MAINTAINED, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION AND
                      ORGANIZATIONAL IDENTIFICATION NUMBER

                   CHIEF    PLACE WHERE                JURISDICTION ORGANIZAT-
                 EXECUTIVE AGREEMENTS ARE    TYPE OF        OF        IONAL
GRANTOR LOCATION  OFFICE     MAINTAINED   ORGANIZATION ORGANIZATION  I.D. NO.
------- -------  --------- -------------- ------------ ------------ ----------

Del Monte Security Agreement        Schedule I

                                                              SCHEDULE II TO THE
                                                              SECURITY AGREEMENT

                         PLEDGED EQUITY AND PLEDGED DEBT

                                     PART I

                                                           PERCENTAGE
                 CLASS OF                                      OF
                  EQUITY            CERTIFICATE   NUMBER   OUTSTANDING
GRANTOR ISSUER   INTEREST PAR VALUE    NO(S)    OF SHARES    SHARES
------- ------   -------- --------- ----------- ---------  -----------
------- ------   -------- --------- ----------- ---------  -----------

------- ------   -------- --------- ----------- ---------  -----------

------- ------   -------- --------- ----------- ---------  -----------

------- ------   -------- --------- ----------- ---------  -----------

------- ------   -------- --------- ----------- ---------  -----------

------- ------   -------- --------- ----------- ---------  -----------

------- ------   -------- --------- ----------- ---------  -----------

                                     PART II

                DESCRIPTION                            OUTSTANDING
         DEBT       OF      DEBT CERTIFICATE   FINAL    PRINCIPAL
GRANTOR ISSUER     DEBT          NO(S).      MATURITY     AMOUNT
------- ------  ----------- ---------------- --------  -----------
------- ------  ----------- ---------------- --------  -----------

------- ------  ----------- ---------------- --------  -----------

------- ------  ----------- ---------------- --------  -----------

------- ------  ----------- ---------------- --------  -----------

------- ------  ----------- ---------------- --------  -----------

------- ------  ----------- ---------------- --------  -----------

------- ------  ----------- ---------------- --------  -----------

Del Monte Security Agreement     Schedule II

                                                             SCHEDULE III TO THE
                                                              SECURITY AGREEMENT

                      LOCATIONS OF EQUIPMENT AND INVENTORY

[NAME OF GRANTOR]

      LOCATIONS OF EQUIPMENT:

      LOCATIONS OF INVENTORY:

[NAME OF GRANTOR]

      LOCATIONS OF EQUIPMENT:

      LOCATIONS OF INVENTORY:

[ETC.]

Del Monte Security Agreement     Schedule III

                                                              SCHEDULE IV TO THE
                                                              SECURITY AGREEMENT

                         CHANGES IN NAME, LOCATION, ETC.

CHANGES IN THE GRANTOR'S NAME (INCLUDING NEW GRANTOR WITH A NEW NAME AND NAMES ASSOCIATED WITH ALL PREDECESSORS IN INTEREST OF THE GRANTOR)

CHANGES IN THE GRANTOR'S LOCATION

CHANGES IN THE GRANTOR'S CHIEF EXECUTIVE OFFICE

CHANGES IN THE LOCATION OF EQUIPMENT AND INVENTORY

CHANGES IN THE PLACE WHERE AGREEMENTS ARE MAINTAINED

CHANGES IN THE TYPE OF ORGANIZATION

CHANGES IN THE JURISDICTION OF ORGANIZATION

CHANGES IN THE ORGANIZATIONAL IDENTIFICATION NUMBER

Del Monte Security Agreement     Schedule IV

                                                               SCHEDULE V TO THE
                                                              SECURITY AGREEMENT

                              INTELLECTUAL PROPERTY

I.  PATENTS

          PATENT
GRANTOR   TITLES   COUNTRY   PATENT NO.   APPLIC. NO.   FILING DATE   ISSUE DATE
-------   ------   -------   ----------   -----------   -----------   ----------

II.  DOMAIN NAMES AND TRADEMARKS

                                            REG.   APPLIC.   FILING   ISSUE
GRANTOR  DOMAIN NAME/MARK  COUNTRY   MARK    NO.     NO.      DATE    DATE
-------  ----------------  -------   ----   ----   -------   ------   -----

III.  TRADE NAMES

NAMES

IV.  COPYRIGHTS

                                           REG.    APPLIC.   FILING   ISSUE
GRANTOR   TITLE OF WORK  COUNTRY  TITLE    NO.       NO.      DATE    DATE
-------   -------------  -------  -----    ----    -------   ------   -----

V.  IP AGREEMENTS

GRANTOR                IP AGREEMENTS
-------                -------------

Del Monte Security Agreement         Schedule V

                                                              SCHEDULE VI TO THE
                                                              SECURITY AGREEMENT

Part I   - Securities Accounts

Part II  - Commodities Accounts

Del Monte Security Agreement         Schedule VI

                                                             SCHEDULE VII TO THE
                                                              SECURITY AGREEMENT

                             COMMERCIAL TORT CLAIMS

        [Describe nature of claim(s)-see Comment 5 to UCC Section 9-108]

Del Monte Security Agreement      Schedule VII

                                                            SCHEDULE VIII TO THE
                                                              SECURITY AGREEMENT

                                LETTERS OF CREDIT

ACCOUNT PARTY   ISSUER   NOMINATED PERSON    BENEFICIARY     DATE
-------------   ------   ----------------    -----------     ----
-------------   ------   ----------------    -----------     ----

-------------   ------   ----------------    -----------     ----

-------------   ------   ----------------    -----------     ----

-------------   ------   ----------------    -----------     ----

-------------   ------   ----------------    -----------     ----

-------------   ------   ----------------    -----------     ----

-------------   ------   ----------------    -----------     ----

-------------   ------   ----------------    -----------     ----

-------------   ------   ----------------    -----------     ----

Del Monte Security Agreement          Schedule VIII

                                                                EXHIBIT A TO THE
                                                              SECURITY AGREEMENT

                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                         [Date of Security Agreement Supplement]

Bank of America, N.A. ("BANK OF AMERICA"), as the Administrative Agent for the Secured Parties referred to in the Credit Agreement referred to below

     ____________________________

     ____________________________

     Attn: ___________________

                              Del Monte Corporation

Ladies and Gentlemen:

            Reference is made to (i) the Credit Agreement dated as of February 8, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Del Monte Corporation, a Delaware corporation, as the Borrower, Del Monte Foods Company, a Delaware corporation, the Lenders party thereto, Bank of America, N.A. ("BANK OF AMERICA"), as administrative agent, swing line lender and l/c issuer, Morgan Stanley Senior Funding, Inc., as syndication agent and JPMorgan Chase Bank, Harris Trust and Savings Bank and Suntrust Bank, as co-documentation agents and
(ii) the Security Agreement dated February 8, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") made by the Grantors from time to time party thereto in favor of Bank of America, as Administrative Agent (together with any successor Administrative Agent appointed pursuant to Article IX of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

            SECTION 1. Grant of Security. The undersigned hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

            SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing

Del Monte Security Agreement Exhibit A - Form of Security Agreement Supplement under or in respect of the Loan Documents or the Secured Hedge Agreements, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

            SECTION 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through VIII to Schedules I through VIII, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules are complete and correct in all material respects.

            SECTION 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 8 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

            SECTION 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

            SECTION 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                          Very truly yours,

                                          [NAME OF ADDITIONAL GRANTOR]

                                          By _______________________________
                                             Title:

                                                Address for notices:

                                                _______________________

                                                _______________________

                                                _______________________

Del Monte Security Agreement  Exhibit A - Form of Security Agreement
                                          Supplement

                                                                EXHIBIT B TO THE
                                                              SECURITY AGREEMENT

                          FORM OF CONSENT AND AGREEMENT

            The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated February 8, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT", the terms defined therein being used herein as therein defined) from ____________________ (the "GRANTOR") and certain other grantors from time to time party thereto to Bank of America, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Secured Parties referred to therein, (b) consents in all respects to the pledge and assignment to the Administrative Agent of all of the Grantor's right, title and interest in, to and under the Assigned Agreement (as defined below) pursuant to the Security Agreement, (c) acknowledges that the Grantor has provided it with notice of the right of the Administrative Agent in the exercise of its rights and remedies under the Security Agreement to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreement, and (d) agrees with the Administrative Agent that:

            (1) A true copy of the agreement between the undersigned and the Grantor dated ____________, ____ (the "ASSIGNED AGREEMENT"), including, without limitation, all amendments, modifications, restatements and supplements is attached hereto as Schedule 1. The Assigned Agreement is in full force and effect, and the undersigned is not aware of any default under the Assigned Agreement or any event that would give any party the right to terminate or rescind the Assigned Agreement. No prepayments have been made of any amounts to become due under the Assigned Agreement.

            (2) The Administrative Agent or its designee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

            (3) The undersigned will not, without providing at least 30 days' prior notice to the Administrative Agent, cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof.

            (4) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreement, the undersigned shall not terminate the Assigned Agreement until it first gives the Administrative Agent written notice of the default and permits the Administrative Agent to cure the default within a period of 90 days after the later of (i) notice of default having been given to the Administrative Agent by the undersigned and (ii) the expiration of the applicable cure period provided in the Assigned Agreement for the Grantor to cure the default.

Del Monte Security Agreement      Exhibit B - Form of Consent and Agreement

            (5) The undersigned shall deliver to the Administrative Agent, concurrently with the delivery thereof to the Grantor, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreement.

            (6) Except as specifically provided in this Consent and Agreement, neither the Administrative Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreement as a result of this Consent and Agreement, the Security Agreement or otherwise.

            (7) Upon the enforcement of the Security Agreement by the Administrative Agent and the transfer of the Assigned Agreement to a transferee, the undersigned will recognize the transferee as the counterparty to the Assigned Agreement in the place and stead of the Grantor.

            This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated:  _______________, ____             [NAME OF OBLIGOR]

                                          By _____________________________
                                             Title:

Del Monte Security Agreement   Exhibit B - Form of Consent and Agreement

                                                                EXHIBIT C TO THE
                                                              SECURITY AGREEMENT

                  FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

            CONTROL AGREEMENT dated as of ________, ____, among____________, a ___________ (the "GRANTOR"), Bank of America, N.A., as Administrative Agent (the "SECURED PARTY"), and _________, a _________ ("____________"), as securities intermediary (the "SECURITIES INTERMEDIARY").

PRELIMINARY STATEMENTS:

            (1) The Grantor has granted the Secured Party a security interest (the "SECURITY INTEREST") in account no. _______________ maintained by the Securities Intermediary for the Grantor (the "ACCOUNT").

            (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") are used in this Agreement as such terms are defined in such Article 8 or 9.

            NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

            SECTION 1. The Account. The Grantor and Securities Intermediary represent and warrant to, and agree with, the Grantor and the Secured Party that:

            (a) The Securities Intermediary maintains the Account for the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Account.

            (b) The Account is a securities account. The Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account. The Grantor is the entitlement holder with respect to the property credited from time to time to the Account.

            (c) The State of New York is, and will continue to be, the Securities Intermediary's jurisdiction of organization for purposes of
      Section 8-110(e) of the UCC so long as the Security Interest shall remain in effect.

            (d) Exhibit A attached hereto is a statement of the property credited to the Account on the date hereof.

            (e) The Grantor and Securities Intermediary do not know of any claim to or interest in the Account or any property credited to the Account, except for claims and interests of the parties referred to in this Agreement.

Del Monte Security Agreement    Exhibit C - Form of Securities Account Control
                                            Agreement

            SECTION 2. Control by Secured Party. The Securities Intermediary will comply with all notifications it receives directing it to transfer or redeem any property in the Account (each an "ENTITLEMENT ORDER") or other directions concerning the Account (including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in the Account) originated by the Secured Party without further consent by the Grantor or any other person.

            SECTION 3. Grantor's Rights in Account.

            (a) Except as otherwise provided in this Section 3, the Securities Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the Secured Party.

            (b) Until the Securities Intermediary receives a notice from the Secured Party that the Secured Party will exercise exclusive control over the Account (a "Notice of Exclusive Control"), the Securities Intermediary may distribute to the Grantor all interest and regular cash dividends on property in the Account.

            (c) If the Securities Intermediary receives from the Secured Party a Notice of Exclusive Control, the Securities Intermediary will cease:

            (i) complying with Entitlement Orders or other directions concerning the Account originated by the Grantor and

            (ii) distributing to the Grantor interest and dividends on property in the Account.

            SECTION 4. Priority of Secured Party's Security Interest. (a) The Securities Intermediary subordinates in favor of the Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

            (b) The Securities Intermediary will not agree with any Person not party to this Agreement that the Securities Intermediary will comply with Entitlement Orders originated by such Person.

            SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.
(a) The Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Secured Party.

            (b) When the Securities Intermediary knows of any claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly notify the Secured Party and the Grantor of such claim or interest.

Del Monte Security Agreement    Exhibit C - Form of Securities Account Control
                                            Agreement

            SECTION 6. The Securities Intermediary's Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to the Secured Party for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

            (b) The Securities Intermediary will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Secured Party, even if the Grantor notifies the Securities Intermediary that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

            (c) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the N.Y. Uniform Commercial Code. In particular, the Securities Intermediary need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor or Secured Party to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

            SECTION 7. Indemnity. The Grantor will indemnify the Securities Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Securities Intermediary's gross negligence or willful misconduct.

            SECTION 8. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to the Securities Intermediary and the Grantor. If the Secured Party notifies the Securities Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

            (b) The Securities Intermediary may terminate this Agreement on 60 days' prior notice to the Secured Party and the Grantor, provided that before such termination the Securities Intermediary and the Grantor shall make arrangements to transfer the property in the Account to another securities intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

            (c) Sections 6 and 7 will survive termination of this Agreement.

            SECTION 9. Governing Law. This Agreement and the Account will be governed by the law of the State of New York. The Securities Intermediary and the Grantor may

Del Monte Security Agreement    Exhibit C - Form of Securities Account Control
                                            Agreement
not change the law governing the Account without the Secured Party's express prior written agreement.

            SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

            SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

            SECTION 12. Financial Assets. The Securities Intermediary agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

            SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

            SECTION 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party, and the Securities Intermediary, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Securities Intermediary and their respective successors and assigns.

            SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          [NAME OF GRANTOR]

                                          By ____________________________
                                             Title:

                                          Address:

                                          _______________________________

                                          ________________________________

Del Monte Security Agreement    Exhibit C - Form of Securities Account Control
                                            Agreement

                                          BANK OF AMERICA, N.A., as
                                            Administrative Agent

                                          By ______________________________
                                             Title:

                                          Address:
                                          ___________________________________
                                          ___________________________________

                                          [NAME OF SECURITIES
                                             INTERMEDIARY]

                                          By ________________________________
                                             Title:

                                          Address:
                                          ___________________________________
                                          ___________________________________

Del Monte Security Agreement    Exhibit C - Form of Securities Account Control
                                            Agreement

                                                                EXHIBIT D TO THE
                                                              SECURITY AGREEMENT

                   FORM OF COMMODITY ACCOUNT CONTROL AGREEMENT

            CONTROL AGREEMENT dated as of ________, ____, among____________, a ___________ (the "GRANTOR"), Bank of America, N.A., as Administrative Agent (the "SECURED PARTY"), and _________, a _________ ("____________"), as commodity intermediary (the "COMMODITY INTERMEDIARY").

PRELIMINARY STATEMENTS:

            (1) The Grantor has granted the Secured Party a security interest (the "SECURITY INTEREST") in account no. _______________ maintained by the Commodity Intermediary for the Grantor (the "Account").

            (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") are used in this Agreement as such terms are defined in such Article 8 or 9.

            NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

            SECTION 1. The Account. The Grantor and the Commodity Intermediary represent and warrant to, and agree with, the Grantor and the Secured Party that:

            (a) The Commodity Intermediary maintains the Account for the Grantor, and all commodity contracts held by the Commodity Intermediary for the account of the Grantor is, and will continue to be, carried in the Account.

            (b) The Account is a commodity account. The Commodity Intermediary is the commodity intermediary with respect to the commodity contracts carried from time to time in the Account. The Grantor is the commodity customer with respect to the commodity contracts carried from time to time in the Account.

            (c) The State of New York is, and will continue to be, the Commodity Intermediary's jurisdiction of organization for purposes of Section 9-305(b) of the UCC so long as the Security Interest shall remain in effect.

            (d) Exhibit A attached hereto is a statement of the commodity contracts carried in the Account on the date hereof.

            (e) The Grantor and Commodity Intermediary do not know of any claim to or interest in the Account or any commodity contract carried in the Account, except for claims and interests of the parties referred to in this Agreement.

Del Monte Security Agreement    Exhibit D - Form of Commodities Account Control
                                            Agreement

            SECTION 2. Control by Secured Party. The Commodity Intermediary will comply with all notifications it receives directing it to apply any value distributed on account of any commodity contract or contracts carried in the Account (each an "ENTITLEMENT ORDER") or other directions concerning the Account originated by the Secured Party without further consent by the Grantor or any other person.

            SECTION 3. Grantor's Rights in Account.

            (a) Except as otherwise provided in this Section 3, the Commodity Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the Secured Party.

            (b) Until the Commodity Intermediary receives a notice from the Secured Party that the Secured Party will exercise exclusive control over the Account (a "NOTICE OF EXCLUSIVE CONTROL"), the Commodity Intermediary may act on any directions originated by the Grantor concerning the Account.

            (c) If the Commodity Intermediary receives from the Secured Party a Notice of Exclusive Control, the Commodity Intermediary will cease:

            (i) complying with Entitlement Orders or other directions concerning the Account originated by the Grantor and

            (ii) distributing to the Grantor any value distributed on account of any commodity contract carried in the Account.

            SECTION 4. Priority of Secured Party's Security Interest. (a) The Commodity Intermediary subordinates in favor of the Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Account or commodity contracts carried in the Account, except that the Commodity Intermediary will retain its prior lien on commodity contracts in the Account to secure payment for commodity contracts purchased for the Account and normal commissions and fees for the Account.

            (b) The Commodity Intermediary will not agree with any third party that the Commodity Intermediary will comply with Entitlement Orders originated by the third party.

            SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.
(a) The Commodity Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Secured Party.

            (b) When the Commodity Intermediary knows of any claim or interest in the Account or any commodity contracts carried in the Account other than the claims and interests of the parties referred to in this Agreement, the Commodity Intermediary will promptly notify the Secured Party and the Grantor of such claim or interest.

            SECTION 6. The Commodity Intermediary's Responsibility. (a) The Commodity Intermediary will not be liable to the Secured Party for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the

Del Monte Security Agreement    Exhibit D - Form of Commodities Account Control
                                            Agreement

Commodity Intermediary before the Commodity Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

            (b) The Commodity Intermediary will not be liable to the Grantor for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Secured Party, even if the Grantor notifies the Commodity Intermediary that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Commodity Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

            (c) This Agreement does not create any obligation of the Commodity Intermediary except for those expressly set forth in this Agreement. In particular, the Commodity Intermediary need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Commodity Intermediary may rely on notices and communications it believes given by the appropriate party.

            SECTION 7. Indemnity. The Grantor will indemnify the Commodity Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Commodity Intermediary's gross negligence or willful misconduct.

            SECTION 8. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to the Commodity Intermediary and the Grantor. If the Secured Party notifies the Commodity Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

            (b) The Commodity Intermediary may terminate this Agreement on 60 days' prior notice to the Secured Party and the Grantor, provided that before such termination the Commodity Intermediary and the Grantor shall make arrangements to transfer the commodity contracts carried in the Account to another commodity intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such commodity contracts in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

            (c) Sections 6 and 7 will survive termination of this Agreement.

            SECTION 9. Governing Law. This Agreement and the Account will be governed by the law of the State of New York. The Commodity Intermediary and the Grantor may not change the law governing the Account without the Secured Party's express prior written agreement.

            SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

Del Monte Security Agreement     Exhibit D - Form of Commodities Account Control
                                             Agreement

            SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

            SECTION 12. Commodity Contracts. The Commodity Intermediary agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property carried from time to time in the Account will be treated as commodity contracts under Article 8 of the N.Y. Uniform Commercial Code.

            SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

            SECTION 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Commodity Intermediary, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Commodity Intermediary and their respective successors and assigns.

            SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          [NAME OF GRANTOR]

                                          By _____________________________
                                             Title:

                                          Address:

                                          _________________________________

                                          _________________________________

Del Monte Security Agreement     Exhibit D - Form of Commodities Account Control
                                             Agreement

                                          BANK OF AMERICA, N.A., as
                                            Administrative Agent

                                          By _________________________________
                                             Title:

                                          Address:

                                          _________________________________

                                          _________________________________

                                          [NAME OF COMMODITY
                                            INTERMEDIARY]

                                          By _________________________________
                                             Title:

                                          Address:

                                          _________________________________

                                          _________________________________

Del Monte Security Agreement    Exhibit D - Form of Commodities Account Control
                                            Agreement

                                                                EXHIBIT E TO THE
                                                              SECURITY AGREEMENT

                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

            This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT") dated ________, ____, is made by the Persons listed on the signature pages hereof (collectively, the "GRANTORS") in favor of Bank of America, N.A. ("BANK OF AMERICA"), as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

            WHEREAS, Del Monte Corporation, a Delaware corporation, has entered into a Credit Agreement dated as of February 8, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), with Del Monte Foods Company, a Delaware corporation, the Lenders party thereto, Bank of America, N.A. ("BANK OF AMERICA"), as administrative agent, swing line lender and l/c issuer, Morgan Stanley Senior Funding, Inc., as syndication agent and JPMorgan Chase Bank, Harris Trust and Savings Bank and Suntrust Bank, as co-documentation agents. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

            WHEREAS, as a condition precedent to the making of Loans and the issuance of Letters of Credit by the Lenders under the Credit Agreement and the entry into Secured Hedge Agreements by the Hedge Banks from time to time, each Grantor has executed and delivered that certain Security Agreement dated February 8, 2005 made by the Grantors to Bank of America, as the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT").

            WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

            SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor's right, title and interest in and to the following (the "COLLATERAL"):

            (i) the registered patents and patent applications set forth in Schedule A hereto (the "PATENTS");

            (ii) the registered trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the

Del Monte Security Agreement  Exhibit E - Form of Intellectual Property Security
                                          Agreement
      period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the "TRADEMARKS");

            (iii) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the "COPYRIGHTS");

            (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

            (v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

            (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

            SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

            SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

            SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

            SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Del Monte Security Agreement  Exhibit E - Form of Intellectual Property Security
                                          Agreement

            IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                          DEL MONTE CORPORATION

                                          By ______________________________
                                             Name:
                                             Title:

                                          Address for Notices:

                                          ______________________________

                                          ______________________________

                                          ______________________________

                                          [NAME OF GRANTOR]

                                          By ______________________________
                                             Name:
                                             Title:

                                          Address for Notices:

                                          ______________________________

                                          ______________________________

                                          ______________________________

                                          [NAME OF GRANTOR]

                                          By ______________________________
                                             Name:
                                             Title:

                                          Address for Notices:

                                          ______________________________

                                          ______________________________

                                          ______________________________

                                          [ETC.]

Del Monte Security Agreement  Exhibit E - Form of Intellectual Property Security
                                          Agreement

                                                                EXHIBIT F TO THE
                                                              SECURITY AGREEMENT

           FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

            This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "IP SECURITY AGREEMENT SUPPLEMENT") dated ________, ____, is made by the Person listed on the signature page hereof (the "GRANTOR") in favor of Bank of America, N.A. ("BANK OF AMERICA"), as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

            WHEREAS, Del Monte Corporation, a Delaware corporation, has entered into a Credit Agreement dated as of February 8, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), with Del Monte Foods Company, a Delaware corporation, the Lenders party thereto, Bank of America, N.A. ("BANK OF AMERICA"), as administrative agent, swing line lender and l/c issuer, Morgan Stanley Senior Funding, Inc., as syndication agent and JPMorgan Chase Bank, Harris Trust and Savings Bank and Suntrust Bank, as co-documentation agents. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

            WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Security Agreement dated February 8, 2005 made by the Grantor and such other Persons to Bank of America, as the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") and that certain Intellectual Property Security Agreement dated February 8, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT").

            WHEREAS, under the terms of the Security Agreement, the Grantor has granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

            SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor's right, title and interest in and to the following (the "COLLATERAL"):

            (i) the registered patents and patent applications set forth in Schedule A hereto (the "PATENTS");

            (ii) the registered trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in

Del Monte Security Agreement  Exhibit F - Form of Intellectual Property Security
                                          Agreement Supplement

      United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the "TRADEMARKS");

            (iii) the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the "COPYRIGHTS");

            (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

            (v) all any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

            (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing or arising from any of the foregoing.

            SECTION 2. Supplement to Security Agreement. Schedule V to the Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Additional Collateral.

            SECTION 3. Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Obligations of the Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

            SECTION 4. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

            SECTION 5. Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

            SECTION 6. Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

Del Monte Security Agreement  Exhibit F - Form of Intellectual Property Security
                                          Agreement Supplement

            IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                          [NAME OF GRANTOR]

                                          By _______________________________
                                             Name:
                                             Title:

                                          Address for Notices:

                                          _______________________________

                                          _______________________________

                                          _______________________________

Del Monte Security Agreement  Exhibit F - Form of Intellectual Property Security
                                          Agreement Supplement

                                                                EXHIBIT G TO THE
                                                              SECURITY AGREEMENT

            FORM OF CONSENT TO ASSIGNMENT OF LETTER OF CREDIT RIGHTS

To:   BANK OF AMERICA, N.A., as Administrative Agent
      [____________________]
      [____________________]
      [____________________]

      [INSERT NAME OF BENEFICIARY], as Beneficiary
      [____________________]
      [____________________]
      [____________________]

            We refer to the [INSERT ALL IDENTIFYING INFORMATION WITH RESPECT TO RELEVANT LETTER OF CREDIT] (as it may be amended, supplemented or otherwise modified from time to time, the "Letter of Credit"), a true copy of which is attached hereto. The Letter of Credit has been established in favor of [INSERT NAME OF BENEFICIARY], as beneficiary (the "Beneficiary"), and we are the [issuing bank (the "Issuing Bank")][nominated person (the "Nominated Person")] required to give value thereunder pursuant to one [or more] drawing[s] upon the satisfaction of the conditions stated in the Letter of Credit. The liability of the [Issuing Bank][Nominated Person] for action or omissions under the Letter of Credit is governed by the laws of [INSERT RELEVANT JURISDICTION], as chosen by agreement in the Letter of Credit. The signatories to this consent letter are the only persons obligated to give value under the Letter of Credit.

            We hereby confirm that there is no term in the Letter of Credit or other restriction which prohibits, restricts or requires any person's consent to the Beneficiary's assignment of or creation of a security interest in the rights to payment or performance under the Letter of Credit. We hereby consent to and acknowledge the assignment by the Beneficiary of all proceeds of and rights to payment and performance under the Letter of Credit in favor of Bank of America, N.A., as Administrative Agent (the "Administrative Agent") pursuant to the Security Agreement dated as of February 8, 2005 executed by the Beneficiary and other parties thereto, as Grantor, in favor of the Administrative Agent, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time (the "Security Agreement").

Del Monte Security Agreement   Exhibit G - Form of Consent to Assignment of
                                           Letter of Credit Rights

            We hereby agree to pay, irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off, all proceeds of the Letter of Credit that would otherwise be paid to the Beneficiary directly to the Administrative Agent to the following account:

                             [____________________]
                             [____________________]
                             [____________________]
                             [____________________]

            We hereby confirm and agree that the Letter of Credit is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and that the Administrative Agent shall have no liability or obligation under or with respect to the Letter of Credit or any document related thereto as a result of this consent letter, the Security Agreement or otherwise.

            This consent letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same consent letter. Delivery of an executed counterpart of a signature page to this consent letter by telecopier shall be effective as delivery of an original executed counterpart of this consent letter.

            This consent letter shall be governed by, and construed in accordance with, the laws of the State of New York.

                                          [NAME OF ISSUING BANK]

                                          By: ______________________
                                              Name:
                                              Title:

                                          [NAME OF NOMINATED PERSON]

                                          By: ______________________
                                              Name:
                                              Title:


Del Monte Security Agreement   Exhibit G - Form of Consent to Assignment of
                                           Letter of Credit Rights

The above is acknowledged and agreed to:

[NAME OF GRANTOR/BENEFICIARY]

By ________________________________
Name: _____________________________
Title: ____________________________

Address for Notices:

___________________________________

___________________________________

___________________________________



                                      G-3